             AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT
                           AND TO OTHER LOAN DOCUMENTS

         AMENDMENT AGREEMENT, dated as of December 31, 2000, to the Amended and Restated Loan Agreement, dated as of July 31, 1995 (as same has been or may be further amended, supplemented, modified or restated in accordance with its terms, the "Loan Agreement") among REX RADIO AND TELEVISION, INC., an Ohio corporation ("Rex Radio"), KELLY & COHEN APPLIANCES, INC., an Ohio corporation ("Kelly"), STEREO TOWN, INC., a Georgia corporation ("Stereo Town"), REX KANSAS, INC., a Kansas corporation ("Rex Kansas"), REX ALABAMA, INC., an Ohio corporation ("Rex Alabama"), REXSTORES.COM, INC., an Ohio corporation ("Rex Internet"), those financial institutions named as lenders on Schedule 2.01 thereto (the "Lenders") and FLEET BANK, N.A. (as successor to NatWest Bank N.A.), in its capacity as agent (the "Agent") for itself and the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

       SECTION I. AMENDMENTS TO LOAN AGREEMENT

         1. Section 1.01 of the Loan Agreement is hereby amended, effective as of October 1, 2000, by adding the following defined term in the correct alphabetical order:

            " 'AVA Dividend' shall mean, collectively, the dividend declared by
         (i) Kelly to AVA on October 1, 2000, in the amount of $17,300,000 in the form of a note payable and (ii) Rex Radio to AVA on October 1, 2000, in the amount of $21,400,000 in the form of a note payable, which notes shall be in form and substance satisfactory to the Agent and pledged by AVA to the Agent for the benefit of the Lenders."

         2. Section 9.02 of the Loan Agreement is hereby amended, effective as of October 1, 2000, by (a) deleting the word "and" at the end of clause (iv) thereof, (b) deleting the period at the end of clause (v) and substituting "; and" therefor and (c) adding a new clause (vi) which reads as follows:

            "(vi) the AVA Dividend."

         3. Section 9.05 of the Loan Agreement is hereby amended, effective as of October 1, 2000, by adding the following immediately after the words "except that" in line 14 thereof:

            "(a) Kelly and Rex Radio may declare and pay (in the form of notes payable) the AVA Dividend and (b)"

         4. Section 9.06 of the Loan Agreement is hereby amended, effective as of October 1, 2000 with respect to clauses (xi) and (xiii) and effective as of May 31, 2000 with respect to clause (xii), by (a) deleting the word "and" at the end of clause (ix) thereof, (b) deleting the period at the end of clause (x) and substituting ";" therefor and (c) adding new clauses (xi) through (xiii) which read as follows:

            "(xi) the AVA Dividend;

            (xii) the contributions and distributions of stock made pursuant to the Plan and Agreement of Reorganization made and entered into as of the 31st day of May, 2000, among the Parent, Kelly, Stereo Town, Rex Radio, Rex Louisiana, Inc. and AVA; and

            (xiii) the distribution of stock made pursuant to the Plan and Agreement of Reorganization dated October 1, 2000 among the Parent, AVA and Stereo Town."

         5. Article IX of the Loan Agreement is hereby amended by adding a new
Section 9.16 which reads as follows:

         "SECTION 9.16. Prepayment. Directly or indirectly prepay, acquire, redeem or retire (other than at the stated maturity thereof) any Indebtedness, except the prepayment of the Obligations in accordance with the terms of this Agreement."

       SECTION II. AMENDMENTS TO BORROWERS PLEDGE
                   AGREEMENT

         1. Following the inclusion of the stock of AVA in the Pledged Securities under the Parent Pledge Agreement pursuant to Section III hereof, the stock of AVA shall be removed from the terms "Pledged Securities" and "Initial Pledged Securities", wherever such terms may appear in the Borrowers Pledge Agreement.

         2. Wherever it may occur in the Borrowers Pledge Agreement, the term "Pledged Securities" shall be deemed to include the stock of Rex Louisiana, Inc. ("Rex Louisiana"). Kelly, by its execution and delivery of this Amendment Agreement, (i) hereby, and pursuant to the Borrowers Pledge Agreement, grants a security interest in such stock to secure all Obligations and (ii) confirms that such stock shall be subject to the terms and provisions of the Borrowers Pledge Agreement.

         3. Schedule A to the Borrowers Pledge Agreement is hereby amended by deleting such schedule in its entirety and substituting, in lieu thereof, Schedule A attached hereto as Annex A.

       SECTION III. AMENDMENTS TO PARENT PLEDGE AGREEMENT

         1. Following the pledge of the stock of Rex Radio and Kelly pursuant to the Pledge Agreement executed by AVA (the "AVA Pledge Agreement") in favor of the Agent and the inclusion of the stock of Rex Louisiana in the Pledged Securities under the Borrowers Pledge Agreement pursuant to Section II hereof, the stock of Rex Radio, Kelly and Rex Louisiana shall be removed from the terms "Pledged Securities" and "Initial Pledged Securities", wherever such terms may appear in the Parent Pledge Agreement.

         2. Wherever it may occur in the Parent Pledge Agreement, the term "Pledged Securities" shall be deemed to include the stock of AVA. Rex Stores, by its execution and delivery of this Amendment Agreement, (i) hereby, and pursuant to the Parent Pledge Agreement, grants a security interest in such stock to secure all Obligations and (ii) confirms that such stock shall be subject to the terms and provisions of the Parent Pledge Agreement.

         3. Section 3 of the Parent Pledge Agreement is hereby amended by (a) deleting the word "and" at the end of clause (j) thereof, (b) deleting the period at the end of clause (k) and substituting "; and" therefor and (c) adding a new clause (l) which reads as follows:

            "(l) without the prior written consent of the Required Lenders, Pledgor will not own or operate any assets or properties or engage in any business or other activity whatsoever (including, without limitation, the incurring of Indebtedness or the granting of Liens), except for its ownership of the Pledged Securities and activities directly in connection therewith and except as may be otherwise specifically permitted by the other Loan Documents."

         4. Schedule A to the Parent Pledge Agreement is hereby amended by deleting such schedule in its entirety and substituting, in lieu thereof, Schedule A attached hereto as Annex B.

       SECTION IV. AMENDMENTS TO AVA AND REX INVESTMENT
                   GUARANTY

         1. The Guaranty, dated January 11, 2000, made by Rex Investment and AVA in favor of the Agent is hereby amended by adding a new Section 16 which reads as follows:

         "16. Each Guarantor covenants to the Agent that without the prior written consent of the Required Lenders, it will not own or operate any assets or properties or engage in any business or other activity (including, without limitation, the incurring of Indebtedness or the granting of Liens), except as such Guarantor owns, operates or engages in on the date hereof, and except as otherwise may be specifically permitted by the other Loan Documents."

       SECTION V. CONDITIONS PRECEDENT

         This Amendment Agreement shall become effective upon the execution and delivery of counterparts hereof by the Borrowers, the Parent, the Agent and the Required Lenders and the fulfillment of the following conditions:

         1. No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

         2. All representations and warranties made by the Borrowers and the Parent in this Amendment Agreement shall be true and correct.

         3. All required corporate actions in connection with the execution and delivery of this Amendment Agreement shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or government authorities.

         4. The Agent shall have received the AVA Pledge Agreement.

         5. The Agent shall have received the certificates evidencing the shares of stock of Rex Louisiana being pledged pursuant to the Borrowers Pledge Agreement, together with undated stock powers executed in blank, each duly executed by the appropriate Person.

         6. The Agent shall have received the certificates evidencing the shares of stock of Rex Radio and Kelly being pledged pursuant to the AVA Pledge Agreement, together with undated stock powers executed in blank, each duly executed by the appropriate Person.

         7. The Agent shall have received the dividend notes being pledged pursuant to the AVA Pledge Agreement duly endorsed.

         8. The Agent shall have received executed copies of the (i) Plan and Agreement of Reorganization, dated as of May 31, 2000, among the Parent, Kelly, Stereo Town, Rex Radio, Rex Louisiana and AVA and (ii) Plan and Agreement of Reorganization dated October 1, 2000 among the Parent, AVA and Stereo Town.

         9. The Agent shall have received an opinion of Borrowers' counsel as to such matters as the Agent may require, such opinion to be in form and substance satisfactory to the Agent.

         10. The Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

       SECTION VI. MISCELLANEOUS

         1. By its signature below, each of the Borrowers reaffirms and restates the representations and warranties set forth in Article VII of the Loan Agreement, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). The Parent reaffirms and restates the representations and warranties set forth in Section 14 of the Parent Guaranty, and all such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). In addition, each of the Borrowers and the Parent represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

         (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

         (b) no consent of any other Person (including, without limitation, shareholders or creditors of the Borrowers or the Parent) and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement, or consummation of the transactions contemplated hereby;

         (c) this Amendment Agreement has been duly executed and delivered by or on behalf of the Borrowers and the Parent and constitutes a legal, valid and binding obligation of each of the Borrowers and the Parent enforceable in accordance with its terms, subject as to enforceability to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

         (d) the execution, delivery and performance of this Amendment Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower or the Parent; and

         (e) as of the date hereof (after giving effect to the consummation of the transactions contemplated under this Amendment Agreement) there exists no Default or Event of Default.

         By its signature below, each of the Borrowers and the Parent agree that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

         2. Each of the Loan Agreement, the Borrowers Pledge Agreement and the Parent Pledge Agreement is hereby ratified and confirmed in all respects and, except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Borrowers Pledge Agreement and the Parent Pledge Agreement shall remain unamended, unwaived and in effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or consents to, or waivers of modifications of, any term or provision of the Loan Documents or any other document or instrument referred to herein or therein or of any transaction or further or future action on the part of any Borrower or the Parent requiring the consent of the Agent or any Lender, except to the extent specifically provided for herein. Each of the parties hereto hereby agrees, confirms and ratifies that Fleet Bank, N.A., as Agent is the successor in interest to NatWest Bank N.A., as Agent with respect to all Loan Documents.

         3. Each Borrower and the Parent confirms in favor of the Agent and each Lender that it agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under the Loan Agreement, the Borrowers Guaranty, the Parent Guaranty, the Borrowers Security Agreement, the Parent Security Agreement, the Borrowers Pledge Agreement, the Parent Pledge Agreement, the Security Agreement-Patents and Trademarks or any other Loan Document and that, except as herein provided, all terms of the Loan Agreement, the Borrowers Guaranty, the Parent Guaranty, the Borrowers Security Agreement, the Parent Security Agreement, the Borrowers Pledge Agreement, the Parent Pledge Agreement, the Security Agreement-Patents and Trademarks and the other Loan Documents shall continue in full force and effect.

         4. This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         5. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

         6. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                                         "Borrowers"


                                         REX RADIO AND TELEVISION, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         KELLY & COHEN APPLIANCES, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         STEREO TOWN, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REX KANSAS, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary

                                         REX ALABAMA, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REXSTORES.COM, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                         "Parent"


                                         REX STORES CORPORATION


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         "Guarantors"


                                         REX RADIO AND TELEVISION, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         KELLY & COHEN APPLIANCES, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary

                                         STEREO TOWN, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REX KANSAS, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REX ALABAMA, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REXSTORES.COM, INC.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REX STORES CORPORATION


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary

                                         AVA ACQUISITION CORP.


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary



                                         REX INVESTMENT, LLC


                                         By:
                                            ------------------------------------
                                            Name: Edward M. Kress
                                            Title: Secretary


                                         "Lenders"


                                         FLEET BANK, N.A.,
                                          Individually


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         BANK ONE, N.A. (successor to Bank One,
                                         Dayton, N.A.)


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         KEY BANK NATIONAL ASSOCIATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         NATIONAL CITY BANK (as successor by
                                         merger to National City Bank, Dayton)


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         THE PROVIDENT BANK


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         FIRSTAR BANK, N.A. (as successor to
                                         Star Bank, N.A.)


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         "Agent"


                                         FLEET BANK, N.A.,
                                          As Agent


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    ANNEX A

                    Schedule A to Borrowers Pledge Agreement

Borrower Holding Shares: Rex Radio an Television, Inc.


Stock Issuer        Class of Stock    Certificate Number      Number of
------------        --------------    ------------------      ---------
                                                              Shares
                                                              ------
Rex Kansas, Inc.      Common                 1                100

Rex Alabama, Inc.     Common                 1                100



Borrower Holding Shares: Kelly & Cohen Appliances, Inc.




Stock Issuer        Class of Stock    Certificate Number      Number of
------------        --------------    ------------------      ---------
                                                              Shares
                                                              ------
Rex Louisiana, Inc.     Common                2               100

                                    ANNEX B

                     Schedule A to Parent Pledge Agreement


Stock Issuer             Class of Stock    Certificate Number      Number of
------------             --------------    ------------------      ---------
                                                                   Shares
                                                                   ------
AVA Acquisition Corp.      Common                 2                100

Stereo Town, Inc.          Common                 A-6              555

rexstores.com, Inc.        Common                 1                100